EXHIBIT 99 (5)

NUMBER _________	SHARES ______________
COMMON STOCK	COMMON STOCK
INCORPORATED UNDER THE LAWS	THIS CERTIFICATE IS
OF THE STATE OF MARYLAND	TRANSFERABLE IN BOSTON,
MA, OR IN NEW YORK, NY

CUSIP [ ]
See Reverse For Certain Definitions

ROYCE GLOBAL VALUE TRUST, INC.

This Certifies that

is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.001 EACH OF Royce Global Value Trust, Inc. transferable on the books of the Corporation by the holder in person or by duly authorized attorney on surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Secretary	President

Countersigned and Registered:

COMPUTERSHARE TRUST COMPANY, N.A.

By:

Authorized Signature

ROYCE GLOBAL VALUE TRUST, INC.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—______Custodian_______
TEN ENT	—	as tenants by the entireties		(Cust) (Minor)
JT TEN	—	as joint tenants with right
		of survivorship and not as		under Uniform Gifts to
		tenants in common		Minors Act _____________
(State)

          Additional abbreviations may also be used though not in the above list.

          For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
_________________________________________________________________________________________

_________________________________________________________________________________________

_________________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _________________

Signature:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.